UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22712

Premier Multi-Series VIT

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna—

1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1. REPORT TO SHAREHOLDERS

Premier Multi-Series VIT

NFJ Dividend Value Portfolio

Semiannual Report

June 30, 2017

2 - 3	Letter from the President

4 - 5	Portfolio Summary

6 - 7	Important Information

8 - 10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 - 20	Notes to Financial Statements

21 - 23	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

24 - 26	Privacy Policy

Thomas J. Fuccillo President & CEO

Dear Shareholder,

The US economy continued to expand during the six-month fiscal reporting period ended June 30, 2017, although the overall pace was rather modest. Meanwhile, there were indications that economic activity overseas was improving. Against this backdrop, US and international equities generated strong results. Elsewhere, the US bond market posted a modest return during the reporting period.

For the six-month reporting period ended June 30, 2017, the NFJ Dividend Value Portfolio (the “Portfolio”) returned 4.33%, underperforming the 4.66% return for the Russell 1000 Value Index.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 1.8% annual pace during the fourth quarter of 2016. GDP then moderated to a revised 1.2% annual pace during the first quarter of 2017. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.6% for the second quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates on two separate occasions during the reporting period: in March 2017 and June 2017. In both cases, the Fed’s movements were well telegraphed. With the rate hike in June, the federal funds rate moved to a range between 1.00% and 1.25%.

Economic growth outside the US largely improved, albeit from relatively low levels. Despite this, a number of central banks, including the European Central Bank (the “ECB”), the Bank of Japan and the Bank of England, all maintained their highly accommodative monetary policies. However, there were indications from several central banks that they may begin to scale back their stimulus programs if growth rates further improved.

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to Great Britain’s anticipated exit from the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to continue modestly increasing rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we believe that the ECB and Bank of Japan will maintain their accommodative monetary policies. We believe we have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant upcoming elections in Europe, we believe politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

Please note that on July 1, 2017, NFJ Investment Group LLC (“NFJ”), previously the Portfolio’s sub-adviser, merged with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Portfolio’s investment manager. From and after this merger, AllianzGI U.S. has directly provided the advisory services to the Portfolio that has previously been provided by NFJ. The merger did not result in any personnel changes and otherwise had no practical effect on the management of the Portfolio.

On behalf of Allianz U.S., thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Unaudited

NFJ Dividend Value Portfolio

For the period of January 1, 2017 through June 30, 2017, as provided by the Dallas Investment Team.

Portfolio Insights

The NFJ Dividend Value Portfolio (the “Portfolio”) returned 4.33% underperforming the benchmark Russell 1000 Value Index, which returned 4.66%.

Market Overview

US equities posted robust gains over the first six months of 2017, with major indices touching a series of fresh highs. Shares were boosted by strong corporate earnings growth and hopes of tax and regulatory reform. However, the rally appeared to run out of steam in the second quarter amid signs of moderating economic activity. Political risk also started to weigh on sentiment, with President Trump facing claims he tried to interfere with the FBI’s investigation into former national security adviser Michael Flynn. As widely expected the US Federal Reserve (the “Fed”) raised rates twice, in March and again in June, taking the federal funds rate to a range of 1.0% to 1.25%. However, against the backdrop of moderating growth and easing inflation, the Fed surprised investors by maintaining its forecasts for a further rise in rates during the second half of 2017, followed by three further increases in 2018. It also set out plans to scale back its balance sheet. Almost all sectors in the benchmark rallied, with health care and technology stocks among the strongest performers, although the information technology sector gave back some of its gains during the month of June. Health care companies were boosted by hopes that President Trump would resist cracking down on drug prices. In contrast, energy companies fell sharply, down 13% in the benchmark, as oil prices fell to their lowest levels this year. The telecommunication services sector also retreated 10% over the reporting period amid heightened competition in the sector.

Portfolio Review

Relative performance results over the reporting period were due primarily to positive sector allocation, which was largely offset by negative stock selection. Selection across the industrials and materials sectors boosted relative returns, but gains were overwhelmed by holdings in the energy and information technology sectors, which failed to keep pace with benchmark shares. The Fund’s underweight in the energy sector and overweight exposures across health care, financials and information technology contributed to performance results. Conversely, an underweight in the consumer staples sector was the only major detractor from an allocation standpoint over the reporting period.

Outlook

Since it was introduced in 1993, the Chicago Board Options Exchange (“CBOE”) Volatility Index, or VIX, has measured the cost to protect investors from near-term instability in the S&P 500 Index. Over the past 20 years, the VIX has closed at an average of 20.72. As life’s few immutable truths include death, taxes and the unpredictability of markets, it may not be surprising that over the last 20 years, the VIX has closed below ten on just 11 trading days. Remarkably, seven of those instances occurred in May and June of 2017, reflecting a largely unprecedented period of anticipating low market volatility. For many, it seems that the supportive structures buoying risky assets remain. Despite indications that the Fed will gradually tighten monetary policy through rate hikes and unwinding its swollen balance sheet, the market endures. Expectations of fiscal stimulus in the form of corporate and individual tax cuts, de-regulation and infrastructure spending persist, albeit the specifics surrounding such measures may be hazy. Has the US investor become lulled by muted volatility, low interest rates and economic expansion? Only time, or shrewd macro-economic prognosticating, can tell. The Dallas Investment Team believes in prudence to a process. During a time of great complacency, we have positioned our strategies more defensively and are committed to a strict discipline of investing at the intersection between value and yield. We believe this time-tested approach of seeking to invest in higher-quality companies with sustainable cash flows and low absolute and relative valuations will provide prudent positioning and superior long-term results for our clients.

Average Annual Total Return for the period ended June 30, 2017

	6 Month*	1 Year	Since Inception†
NFJ Dividend Value Portfolio	4.33%	15.80%	10.32%
Russell 1000 Value Index††	4.66%	15.53%	13.81%
Lipper (VIP) Equity Income Funds Avg.	4.54%	15.23%	10.97%

*Cumulative return

† The Portfolio began operations on 8/30/12. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 8/31/12.

†† The Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes these Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.25%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2018. The Portfolio’s expense ratio net of this reduction is 1.00%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2017, as revised July 1, 2017. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

Unaudited

NFJ Dividend Value Portfolio (cont’d)

Cumulative Returns Through June 30, 2017

Industry Allocation (as of June 30, 2017)

Banks	16.3%

Oil, Gas & Consumable Fuels	9.4%

Insurance	6.0%

Pharmaceuticals	5.8%

Health Care Providers & Services	4.1%

Capital Markets	4.0%

Aerospace & Defense	3.9%

Electric Utilities	3.9%

Other	45.3%

Cash & Equivalents — Net	1.3%

Shareholder Expense Example

	Beginning Account	Ending Account	Expenses Paid During
	Value (1/1/17)	Value (6/30/17)	Period
Actual Performance	$1,000.00	$1,043.30	$5.07

Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.84	$5.01

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365.

Unaudited

Important Information

The NFJ Dividend Value Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2017.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting

The Trust’s Investment Manager and Sub-Adviser (until its merger into the Investment Manager on July 1, 2017) have adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager or Sub-Adviser, as applicable, will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager or Sub-Adviser, as applicable, may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Unaudited

Important Information (cont’d)

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited)

Shares		Value
COMMON STOCK - 98.7%

Aerospace & Defense -3.9%
456	General Dynamics Corp.	$90,334
745	United Technologies Corp.	90,972

		181,306

Automobiles -1.9%
2,519	General Motors Co.	87,989

Banks - 16.3%
1,449	Citigroup, Inc.	96,909
3,526	Fifth Third Bancorp	91,535
2,101	JPMorgan Chase & Co.	192,032
746	PNC Financial Services Group, Inc.	93,153
1,738	U.S. Bancorp	90,237
3,371	Wells Fargo & Co.	186,787

		750,653

Beverages - 2.0%
990	Dr. Pepper Snapple Group, Inc.	90,199

Biotechnology - 2.1%
1,347	AbbVie, Inc.	97,671

Capital Markets - 4.0%
706	Ameriprise Financial, Inc.	89,867
2,150	Morgan Stanley	95,804

		185,671

Chemicals - 2.1%
1,150	Eastman Chemical Co.	96,588

Communications Equipment - 1.9%
2,738	Cisco Systems, Inc.	85,699

Consumer Finance - 2.1%
1,174	American Express Co.	98,898

Containers & Packaging - 2.1%
1,742	International Paper Co.	98,615

Diversified Telecommunication Services - 3.6%
2,179	AT&T, Inc.	82,214
1,844	Verizon Communications, Inc.	82,353

		164,567

Electric Utilities - 3.9%
1,301	American Electric Power Co., Inc.	90,380
1,152	Entergy Corp.	88,439

		178,819

Electrical Equipment - 2.0%
1,162	Eaton Corp. PLC	90,438

Energy Equipment & Services - 1.8%
1,290	Schlumberger Ltd.	84,934

Food & Staples Retailing - 2.1%
1,266	Wal-Mart Stores, Inc.	95,811

Health Care Providers & Services - 4.1%
630	Aetna, Inc.	95,653
838	Quest Diagnostics, Inc.	93,152

		188,805

Hotels, Restaurants & Leisure - 2.1%
1,450	Carnival Corp.	95,076

Household Products - 1.9%
1,025	Procter & Gamble Co.	89,329

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

Shares		Value
COMMON STOCK (continued)

Industrial Conglomerates -2.0%
690	Honeywell International, Inc.	$91,970

Insurance - 6.0%
370	Everest Re Group Ltd.	94,198
1,687	MetLife, Inc.	92,684
727	Travelers Cos., Inc.	91,987

		278,869

IT Services - 2.0%
592	International Business Machines Corp.	91,067

Media - 2.0%
1,450	CBS Corp., Class B	92,481

Multi-Utilities - 1.8%
1,963	Public Service Enterprise Group, Inc.	84,429

Oil, Gas & Consumable Fuels - 9.4%
1,775	Apache Corp.	85,076
858	Chevron Corp.	89,515
1,096	Exxon Mobil Corp.	88,480
3,252	Royal Dutch Shell PLC, Class A, ADR	172,974

		436,045

Pharmaceuticals - 5.8%
723	Johnson & Johnson	95,646
5,165	Pfizer, Inc.	173,492

		269,138

Road & Rail - 2.1%
930	Kansas City Southern	97,324

Semiconductors & Semiconductor Equipment - 1.8%
2,395	Intel Corp.	80,807

Software - 2.2%
2,028	Oracle Corp.	101,684

Technology Hardware, Storage & Peripherals - 3.7%
603	Apple, Inc.	86,844
4,700	HP, Inc.	82,156

		169,000

Total Investments (cost-$3,900,964)-98.7%		4,553,882

Other assets less liabilities-1.3%		60,233

Net Assets-100.0%		$4,614,115

Schedule of Investments

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/17
Investments in Securities - Assets
Common Stock	$4,553,882	$—	$—	$4,553,882

At June 30, 2017, there were no transfers between Levels 1 and 2.

Glossary:

ADR - American Depositary Receipt

See accompanying Notes to Financial Statements

Statement of Assets and Liabilities

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited)

Assets:
Investments, at value (cost - $3,900,964)	$4,553,882
Cash	77,493
Tax reclaims receivable	15,775
Receivable for Portfolio shares sold	10,775
Receivable from Investment Manager	9,436
Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 3)	4,597
Dividends receivable	2,801
Prepaid expenses	2
Total Assets	4,674,761

Liabilities:
Trustees Deferred Compensation Plan payable (see Note 3)	4,597
Servicing fees payable	907
Payable for Portfolio shares redeemed	4
Accrued expenses	55,138
Total Liabilities	60,646
Net Assets	$4,614,115

Net Assets Consist of:
Paid-in-capital	$4,180,281
Undistributed net investment income	41,663
Accumulated net realized loss	(260,747)
Net unrealized appreciation	652,918
Net Assets	$4,614,115
Shares Issued and Outstanding	571,818
Net Asset Value and Redemption Price Per Share	$8.07

See accompanying Notes to Financial Statements

Statement of Operations

NFJ Dividend Value Portfolio

Six Months ended June 30, 2017 (unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $1,111)	$63,659

Interest	25

Total Investment Income	63,684

Expenses:
Legal	24,582

Custodian and accounting agent	22,112

Investment management	15,723

Audit and tax services	15,140

Servicing	5,615

Insurance	3,666

Shareholder communications	3,442

Transfer agent	3,018

Trustees	224

Line of credit commitment	44

Miscellaneous	337

Total Expenses	93,903

Less: Fee Waiver/Reimbursement from Investment Manager	(71,397)

Net Expenses	22,506

Net Investment Income	41,178

Realized and Change in Unrealized Gain (Loss):
Net realized gain on investments	141,510

Net change in unrealized appreciation/depreciation of investments	(1,260)

Net realized and change in unrealized gain	140,250

Net Increase in Net Assets Resulting from Investment Operations	$181,428

See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

NFJ Dividend Value Portfolio

	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016
Investment Operations:
Net investment income	$41,178	$1,681,934

Net realized gain	141,510	5,950,636

Net change in unrealized appreciation/depreciation	(1,260)	(2,745,858)

Net increase in net assets resulting from investment operations	181,428	4,886,712

Dividends and Distributions to Shareholders from:
Net investment income	(1,634,045)	(1,797,401)

Net realized gains	–	(4,228,270)

Total dividends and distributions to shareholders	(1,634,045)	(6,025,671)

Portfolio Share Transactions:
Net proceeds from the sale of shares	972,364	3,093,651

Issued in reinvestment of dividends and distributions	1,634,045	6,025,671

Cost of shares redeemed	(1,175,621)	(92,420,852)

Net increase (decrease) from Portfolio share transactions	1,430,788	(83,301,530)

Total decrease in net assets	(21,829)	(84,440,489)

Net Assets:
Beginning of period	4,635,944	89,076,433

End of period*	$4,614,115	$4,635,944

*Including undistributed net investment income of:	$41,663	$1,634,530

Shares Issued and Redeemed:
Issued	79,478	274,258

Issued in reinvestment of dividends and distributions	203,746	563,674

Redeemed	(97,308)	(8,407,062)

Net increase (decrease)	185,916	(7,569,130)

See accompanying Notes to Financial Statements

Financial Highlights

NFJ Dividend Value Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2017	Year ended December 31,				Period from August 30, 2012* through December 31,
	(unaudited)	2016	2015	2014	2013	2012
Net asset value, beginning of period	$12.01	$11.20	$13.75	$13.22	$10.28	$10.00

Investment Operations:
Net investment income	0.11†	0.27†	0.24	0.23†	0.25	0.07
Net realized and change in unrealized gain (loss)	0.38	1.34	(1.32)	1.08	2.79	0.21(1)
Total from investment operations	0.49	1.61	(1.08)	1.31	3.04	0.28

Dividends and Distributions to Shareholders from:
Net investment income	(4.43)	(0.24)	(0.24)	(0.28)	(0.08)	—
Net realized gains	—	(0.56)	(1.23)	(0.50)	(0.02)	—
Total dividends and distributions to shareholders	(4.43)	(0.80)	(1.47)	(0.78)	(0.10)	—
Net asset value, end of period	$8.07	$12.01	$11.20	$13.75	$13.22	$10.28
Total Return(2)	4.33%	15.21%	(8.86)%	10.01%	29.77%	2.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$4,614	$4,636	$89,076	$100,794	$105,423	$86,345
Ratio of expenses to average net assets with fee waiver/reimbursement	1.00%(3)	1.00%	1.17%	1.21%	1.25%	1.25%(3)(4)
Ratio of expenses to average net assets without fee waiver/reimbursement	4.18%(3)	1.25%	1.17%	1.21%	1.25%	1.28%(3)(4)
Ratio of net investment income to average net assets	1.83%(3)	2.43%	1.94%	1.68%	2.02%	2.20%(3)
Portfolio turnover rate	31%	24%	49%	26%	22%	4%
*	Commencement of operations.
†	Calculated on average shares outstanding during the period.

(1)   The amount shown for a share outstanding throughout the period is not reflective of the aggregate net realized and unrealized gain (loss) for that period due to the timing of sales and redemptions of the Portfolio shares in relation to the fluctuating market value of the investments in the Portfolio.

(2)   Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect the deduction of insurance product charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(3)   Annualized.

(4)   Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(g) in Notes to Financial Statements).

See accompanying Notes to Financial Statements

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2017, the Trust consisted of two separate investment series. These financial statements pertain to the NFJ Dividend Value Portfolio (the “Portfolio”). Prior to commencing operations on August 30, 2012, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) and NFJ Investment Group LLC (“NFJ” or the “Sub-Adviser”), an affiliate of the Investment Manager, served as the Portfolio’s investment manager and sub-adviser, respectively, during the reporting period. AllianzGI U.S. is and, until July 1, 2017, NFJ was (see Note 10 “Subsequent Events” bellow), an indirect, wholly-owned subsidiary. The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term growth of capital and income. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

15

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

The Board of Trustees (the “Board”) of the Trust has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Trust’s Valuation Committee may be selected or the Trust’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Trust’s Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

16

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

(c) Investment Transactions and Investment Income Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Interest income and expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positons it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross values are included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

(g) Custody Credits on Cash Balances

The Portfolio had an expense offset arrangement with its custodian bank, whereby uninvested cash balances earned credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Portfolio. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

17

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk).

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Investment Manager/Sub-Adviser/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets. The Investment Manager contractually agreed to observe, through April 30, 2018, an irrevocable waiver of a portion of its management fee, which reduces the contractual rate by 0.05%, from 0.70% to 0.65% of average daily net assets. For the six months ended June 30, 2017, the Portfolio paid effective investment management fees at a rate of 0.65% of the Portfolio’s daily net assets.

During the period, the Investment Manager retained the Sub-Adviser to manage the Portfolio’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser was responsible for making all of the Portfolio’s investment decisions. The Investment Manager, not the Portfolio, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for its services. As described under “Subsequent Events” in Note 10 below, the Sub-Adviser merged with and into AllianzGI U.S. on July 1, 2017.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Adviser, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

18

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Allianz Funds Multi-Strategy Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2017 to the extent that Total Annual Portfolio Operating Expenses (after application of fee waiver described in note 3 above), excluding interest, taxes, extraordinary expenses and certain credits and other expenses, exceed 1.00% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. As of June 30, 2017, the Investment Manager may recoup $139,072 of expenses waived/reimbursed for the fiscal year ended December 31, 2016.

5. Investments in Securities

For the six months ended June 30, 2017, purchases and sales of investments, other than short-term securities were $1,379,112 and $1,432,334, respectively.

6. Income Tax Information

At June 30, 2017, the cost basis of portfolio securities for federal income tax purposes was $3,906,150; gross unrealized appreciation was $690,158; gross unrealized depreciation was $42,426; and net unrealized appreciation was $647,732. The difference between book and tax appreciation is attributable to wash sale loss deferrals.

7 Investments by Affiliates

At June 30, 2017, two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 100% of the Portfolio. Portfolio share subscription and redemption activity by the fund-of-fund vehicles with respect to Portfolio shares could have a material impact on the Portfolio.

8. Borrowings

The Trust is a party to an agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a pre-existing credit agreement with the Northern Trust Company. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the six months ended June 30, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Order permits certain Portfolios to lend money directly to and borrow money directly from other funds advised by the Investment Manager for temporary purposes through the Interfund Program. During the six months ended June 30, 2017, the Portfolios did not participate as a borrower or lender in the Interfund Program.

19

Notes to Financial Statements

NFJ Dividend Value Portfolio

June 30, 2017 (unaudited) (continued)

9. Redemptions In-Kind

During the year ended December 31, 2016, the Portfolio transferred securities and cash to its shareholders in connection with redemption in-kind transactions. These transactions were treated as a sale of securities for U.S. GAAP, and the resulting gains of $10,191,505 and losses of $3,872,464 were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. The realized gains and losses from the redemptions in-kind are netted and recorded as net realized gain on investments on the Statement of Operations. The Portfolio redeemed 7,503,556 shares in-kind with a redemption value of $82,305,527. The number of shares redeemed and redemption value were included in the shares redeemed and the cost of shares redeemed on the Statement of Changes.

10. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2017, NFJ, which had acted as sub-adviser to the Portfolio, merged with and into AllianzGI U.S., the direct parent of NFJ and the primary adviser to the Portfolio. As of July 1, 2017, AllianzGI U.S. assumed all services and responsibilities that had been provided by NFJ and the Portfolio ceased to have a sub-adviser. The merger did not result in any change to the manner in which investment advisory services to the Portfolio or the personnel ultimately responsible for overseeing the provision of such services. There were no other subsequent events identified that require recognition or disclosure.

There were no other subsequent events identified that require recognition or disclosure.

20

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio

Management Agreements (unaudited)

NFJ Dividend Value Portfolio

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Investment Management Agreement (the “Investment Management Agreement”) on behalf of NFJ Dividend Value Portfolio (the “Portfolio”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) and (ii) the Sub-Advisory Agreement between the Investment Manager and NFJ Investment Group LLC (“NFJ LLC” or the “Sub-Adviser”) with respect to the Portfolio. The Investment Management Agreement and the Sub-Advisory Agreement are collectively referred to herein as the “Agreements.”

The Trust’s Contracts Committee, which is comprised of all of the Independent Trustees, met on May 22, 2017 and June 6, 2017 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”).

At an in-person meeting held on June 6, 2017, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from July 1, 2017 through June 30, 2018.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Adviser under the Agreements.

It was noted that, on October 1, 2016, during the Portfolio’s most recently completed fiscal year, Allianz Global Investors Fund Management LLC (“AGIFM”), the former investment manager to the Portfolio, merged into AllianzGI U.S., after which AllianzGI U.S. assumed AGIFM’s roles as investment manager and administrator to the Portfolio. In addition, it was noted that NFJ LLC, the former sub-adviser to the Portfolio, was at the time of consideration of the contract renewals, expected to merge into AllianzGI U.S. effective July 1, 2017, after which AllianzGI U.S. would assume day-to-day portfolio management responsibilities for the Portfolio in its capacity as investment manager, and the applicable sub-advisory contract with NFJ LLC would terminate. The NFJ LLC merger and termination of the applicable sub-advisory contract with NFJ LLC did occur effective July 1, 2017. References in the following disclosure to the Sub-Adviser pertain to NFJ LLC, although it no longer serves in this capacity. In the course of their deliberations regarding the approval of the Agreements, the Trustees took into account that the personnel at NFJ LLC who previously provided sub-advisory services for the Portfolio would continue to do so in the same capacities as employees of AllianzGI U.S., and that neither the merger of AGIFM into AllianzGI U.S., nor the anticipated merger of NFJ LLC into AllianzGI U.S. was expected to have any impact on the nature or quality of investment advisory or administrative services provided to the Portfolio.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Broadridge (the Portfolio’s “Broadridge Performance Universe”), the performance of an applicable benchmark index and the total return investment performance (based on net assets) of the Portfolio for various time periods; (ii) information on the Portfolio’s management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the Portfolio’s “Broadridge Expense Group”); (iii) information regarding the investment performance and fees for other mutual funds and separately managed accounts managed by the Investment Manager and the Sub-Adviser with a similar investment objective and policies to those of the Portfolio; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended December 31, 2016; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Portfolio, such as portfolio management, compliance

21

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio

Management Agreements (unaudited) (continued)

NFJ Dividend Value Portfolio

monitoring and portfolio trading practices; (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to the Portfolio; (vii) a fact card for the Portfolio including, among other information, performance comparisons between the Portfolio and its Broadridge Performance Universe, investment objective, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between the Portfolio and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with the Portfolio; and (viii) a summary assigning a quadrant placement to the Portfolio based on an average of certain measures of performance and fees/expenses versus Broadridge peer group medians.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Portfolio are the result of review and discussion in the prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of the same arrangements during the course of the year and in prior years. The Trustees also took into account that the Investment Manager had agreed to an expense cap for the Portfolio that is effective through at least April 30, 2018. The Trustees also considered the risk profile of the Portfolio.

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for the Portfolio against its respective Broadridge Performance Universe for the one-, two- and three-year periods, as well as the period since inception, ended March 31, 2017. The Portfolio’s performance was below median for each of these respective periods. Specifically, performance was in the fourth quintile for the one-year period, and in the fifth quintile for all other periods.

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Adviser to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Portfolio; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager or the Sub-Adviser to provide high quality services to the Portfolio in the future under the Agreements, including, but not limited to, each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet and/or meet any reasonably foreseeable obligations under each Agreement.

22

Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio

Management Agreements (unaudited) (continued)

NFJ Dividend Value Portfolio

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees and expenses under the Agreements, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios in comparison to the Portfolio’s Broadridge Expense Group, which is comprised of a peer group of five other funds selected by Broadridge. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps the total annual operating expenses of the Portfolio. The Trustees also considered, among other items: (i) the level of the Portfolio’s sub-advisory fee; (ii) the allocation of the management fee between the Investment Manager and the Sub-Adviser, and the services provided by the Investment Manager, on the one hand, and the Sub-Adviser, on the other hand; and (iii) that the Investment Manager (and not the Portfolio) pays the Sub-Advisory fee.

In comparing the Portfolio to its Broadridge Expense Group, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while many funds in the Portfolio’s Broadridge Expense Group have separate advisory and administration agreements with separate fees.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Adviser to other funds and accounts, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and outflows of the Portfolio, the greater entrepreneurial risk in managing mutual funds and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing the Portfolio’s management fee and ratio of total expenses to net assets (“Total Expense Ratio”) against its Broadridge Expense Group for the most recent fiscal year ended December 31, 2016. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Portfolio’s fee and expense rankings are discussed below relative to the median of its Broadridge Expense Group. The Portfolio’s management fee was at the median and its Total Expense Ratio (taking fee waivers and/or expense limitations into account) was above the median. For the purposes of Broadridge Expense Group rankings, lower fees and expenses result in a lower ranking. For example, a portfolio with fees and expenses higher than the majority of its peer group would rank above median, while a portfolio with fees and expenses lower than a majority of its peer group would fall below median.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Adviser may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as an open-end investment company, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Adviser and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Portfolio. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Adviser’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Portfolio were in the interests of the Portfolio and its shareholders, and determined to approve such continuation.

23

Privacy Policy (unaudited)

NFJ Dividend Value Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. LLC and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

24

Privacy Policy (unaudited) (continued)

NFJ Dividend Value Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

●

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●

Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

25

Premier Multi-Series VIT

Trustees

Davey S. Scoon

    Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

    President & Chief Executive Officer

Lawrence G. Altadonna

    Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

    Chief Legal Officer & Secretary

Thomas L. Harter

    Chief Compliance Officer

Scott Whisten

    Assistant Treasurer

Orhan Dzemaili

    Assistant Treasurer

Richard J. Cochran

    Assistant Treasurer

Debra Rubano

    Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Sub-Adviser*

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

*On July 1, 2017 NFJ Investment Group LLC (“NFJ”) merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). Following the merger AllianzGI U.S. has assumed all responsibilities to the Portfolio which has been previously designated to NFJ.

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com.

AZ1003SA_063017

NFJ 198808

Premier Multi-Series VIT

RCM Dynamic Multi-Asset Plus VIT Portfolio

Semiannual Report

June 30, 2017

2 – 3	Letter from the President

4 – 5	Portfolio Summary

6 – 7	Important Information

8 – 10	Schedule of Investments

11	Statement of Assets and Liabilities

12	Statement of Operations

13	Statement of Changes in Net Assets

14	Financial Highlights

15 – 22	Notes to Financial Statements

23 – 25	Matters Relating to the Trustees’ Consideration of the Investment Management and Portfolio Management Agreements

26 – 27	Privacy Policy

Thomas J. Fuccillo President & CEO

Dear Shareholder,

The US economy continued to expand during the six-month reporting period ended June 30, 2017, although the overall pace was rather modest. Meanwhile, there were indications that economic activity overseas was improving. Against this backdrop, US and international equities generated strong results. Elsewhere, the US bond market posted a modest return during the reporting period.

For the six-month reporting period ended June 30, 2017, the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 6.96%, underperforming the blended benchmark index, 35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Aggregate Government/10% Bloomberg Barclays US Corporate Bond/5% JPM EMBI+ Index, which returned 8.04%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 1.8% annual pace during the fourth quarter of 2016. GDP then moderated to a revised 1.2% annual pace during the first quarter of 2017. The Commerce Department’s initial estimate showed that GDP — released after the reporting period had ended — grew at an annual pace of 2.6% for the second quarter of 2017.

The US Federal Reserve (the “Fed”) raised interest rates on two separate occasions during the reporting period: in March 2017 and June 2017. In both cases, the Fed’s movements were well telegraphed. With the rate hike in June, the federal funds rate moved to a range between 1.00% and 1.25%.

Economic growth outside the US largely improved, albeit from relatively low levels. Despite this, a number of central banks, including the European Central Bank (the “ECB”), the Bank of Japan and the Bank of England, all maintained their highly accommodative monetary policies. However, there were indications from several central banks that they may begin to scale back their stimulus programs if growth rates further improved.

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties related to Great Britain’s anticipated exit from the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak

2

economic expansion. We expect the Fed to continue modestly increasing rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we believe that the ECB and Bank of Japan will maintain their accommodative monetary policies. We believe we have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued shifting in 2016, and nationalism and populism gained ground. Given the results from the November elections in the US and significant upcoming elections in Europe, we believe politics should remain a key investment consideration. We also feel that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires a clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

On behalf of Allianz Global Investors U.S. LLC, the Portfolio’s investment manager, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

3

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio

For the period of January 1, 2017 through June 30, 2017, as provided by the Multi-Asset US Group.

Portfolio Insights

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) returned 6.96% for the six months ended June 30, 2017 and underperformed its benchmark, which returned 8.04% over the same time period. The Portfolio’s benchmark is a blend of the following: 35% S&P 500 Index/20% MSCI EAFE Index/5% MSCI EM Index/25% Bloomberg Barclays US Aggregate Government Bond Index/10% Bloomberg Barclays US Corporate Bond Index/5% JPM EMBI+ Index.

Market Overview

Central bank policy and political developments were key themes during the period. US Federal Reserve (the “Fed”) Chair Janet Yellen led the Fed to raise interest rates in March and again in June, and maintained forecasts to further raise rates in the second half of 2017 and 2018, largely in line with market expectations. However, other central bank heads surprised markets, including Mario Draghi, head of the European Central Bank (the “ECB”), whose comments in late June about the temporal nature of disinflationary pressures led to speculation that the ECB would fast-forward its policy tightening. Overall, global equities rallied strongly during the reporting period despite the prevailing political uncertainty and developed-central bank policy becoming less accommodative. Global equities rallied 13.81% (MSCI EAFE USD Index Total Return) with the US returning 8.93% (Russell 3000 Index). The best performing equities were emerging markets, which posted double digit returns supported by better macroeconomic growth and benefitting from a weaker US dollar. In the US, against the backdrop of weaker inflation prints and stable but decelerating growth, almost all sectors rallied, with technology stocks posting the strongest performance (although they gave back some of their gains in June). Large-cap stocks outperformed small-cap stocks by more than 4.0% and growth stocks significantly outperformed value stocks for the reporting period.

Global bonds posted positive returns with emerging market bonds outperforming most developed markets. For much of the reporting period, yields in developed markets whipsawed as investor sentiment was affected by both central bank rhetoric and perceived political risk. Toward the end of the period, yields rallied in response to Draghi’s comments suggesting an accelerated end to monetary policy accommodation (as referenced above). US Treasuries, which started the reporting period having priced in further rises in US interest rates, managed to post modestly positive returns with the Bloomberg Barclays Aggregate Treasury Bond Index up around 2.0%. UK bonds also had positive returns. In contrast, during the reporting period core euro zone sovereign bonds suffered modest losses as yields spiked at the end of the period in the aftermath of Draghi’s statements.

Portfolio Review

Against this backdrop of Central Bank uncertainty, the Portfolio entered the reporting period with an overweight to global equities with an emphasis on the US, while emerging market equities were a modest underweight. In the fixed income portion of the Portfolio, US Government bonds received an underweight to start the period, while investments in emerging market bonds and opportunistic exposure to high yield bonds were included, further contributing to the risky asset exposure in the Portfolio. As the period progressed, exposure to US equities was reduced in favor of emerging markets which ended the period with an overweight. Fixed income positioning remained relatively stable: the underweight to US Government bonds was maintained as was the opportunistic exposure to emerging market bonds and high yield bonds. The Portfolio positioning resulted in positive absolute results, but conversely trailed the benchmark primarily due to the underweight to emerging market equities in the first part of the year which proved to be a top performing asset class over the reporting period. However, positive allocation effects from opportunistic exposure to high yield bonds helped offset this.

Outlook

During the period, the reflation trend that had been a dominant theme after the US presidential election stalled, primarily attributable to weaker energy and food prices suppressing headline inflation. In particular, in the US, the Fed’s preferred measure of inflation declined to 1.4% and Fed officials reported that they were caught by surprise by the weaker inflation in their June meeting. With the backdrop of stable global growth accompanied by weaker pricing power, we will continue to closely monitor and evaluate statements from central banks as they communicate their respective timelines for removing monetary accommodation.

In anticipating monetary tightening, we see key risks as represented by a rapid and potentially synchronized increase in bond yields and correspondingly higher volatility across global markets. Although political uncertainties have abated in Europe, we are closely monitoring political developments and their implications for markets in the US where a highly partisan congress will tackle the issue of raising the debt ceiling this fall and in the UK where Brexit negotiations are underway. While emerging market equities and bonds have been among the best performing asset classes year-to-date, we see the potential for differentiation of returns across individual countries based on idiosyncratic macro-economic factors and different response to developed-market monetary policy tightening. Given that global growth has remained positive and stable, we have been and continue to be underweight US bonds and overweight global equities; however given the manifold risks, we will look for opportunities to lower that risk should market conditions warrant it.

4

Unaudited

RCM Dynamic Multi-Asset Plus VIT Portfolio (cont’d)

Average Annual Total Return for the period ended June 30, 2017

	6 Month*	1 Year	Since Inception†

RCM Dynamic Multi-Asset Plus VIT Portfolio	6.96%	9.15%	1.19%
MSCI AC World Index††	11.48%	18.78%	4.51%
35% S&P 500/20% MSCI EAFE/5% MSCI EM/25% Bloomberg Barclays US Agg Gov’t/10% Bloomberg Barclays US Corp./5% JPM EMBI+ Index††	8.04%	11.06%	4.39%
Lipper (VIP) Mixed-Asset Target Alloc Moderate Funds Average	6.43%	9.60%	3.62%

* Cumulative Return

† The Portfolio began operations on 4/27/15. Benchmark return comparisons began on the portfolio inception date. Lipper performance comparisons began on 4/30/15.

†† The Bloomberg Barclays US Aggregate Government Bond Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of US Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the US Government).

The Bloomberg Barclays US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by US and non-US industrial, utility and financial issuers. The index is a component of the US Aggregate Credit Index.

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) tracks total returns for US dollar-denominated debt instruments of the Emerging Markets: Brady bonds, loans, Eurobonds.

The MSCI All Country World Index (“MSCI ACWI”) captures large and mid cap representation across 23 Developed Markets and 23 Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set. Performance data shown for the index is net of dividend tax withholding.

The MSCI EAFE Index (Europe, Australasia, Far East) is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Performance data shown for the index is calculated net of dividend tax withholding.

The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on portfolio distributions or redemption of portfolio shares. The Portfolio’s gross expense ratio is 1.75%. This ratio does not include an expense reduction, contractually guaranteed through April 30, 2018. The Portfolio’s expense ratio net of this reduction is 1.20%. Expense ratio information is as of the Portfolio’s current prospectus dated May 1, 2017. Portfolio performance figures reflect any fee waivers and/or expense reductions by the Portfolio’s investment manager, if applicable. Portfolio performance results shown above are net of all Portfolio operating expenses, but do not reflect the deduction of insurance product charges and assumes that all dividends and capital gain distributions, if any, were reinvested.

Cumulative Returns Through June 30, 2017

Asset Allocation (as of June 30, 2017)

Exchange-Traded Funds	47.2%

U.S. Treasury Obligations	40.2%

Sovereign Debt Obligations	4.0%

Corporate Bonds & Notes	1.0%

Cash & Equivalents — Net	7.6%

Shareholder Expense Example

	Beginning Account Value (1/1/17)	Ending Account Value (6/30/17)	Expenses Paid During Period
Actual Performance	$1,000.00	$1,069.60	$5.70

Hypothetical Performance (5% return before expenses)	$1,000.00	$1,019.29	$5.56

Expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365. The expenses do not include the expenses of the investment companies in which the Portfolio invests, which are indirectly borne by Portfolio shareholders.

5

Unaudited

Important Information

The RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts that fund variable annuity contracts and variable life insurance policies issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of Allianz Global Investors U.S. LLC (the “Investment Manager”).

The Lipper Averages are calculated by Lipper, Inc. (“Lipper”). They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns chart for the Portfolio assumes the initial investment was made on the first day of the Portfolio’s initial fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the Portfolio’s inception date.

The following disclosure provides important information regarding the Portfolio’s Shareholder Expense Example, which appears on the Portfolio Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for the Portfolio.

Shareholder Expense Example

Shareholders incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through June 30, 2017.

Actual Expenses

The information in the table for “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table for “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

Unaudited

Important Information (cont’d)

Proxy Voting

The Trust’s Investment Manager has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Trust as the policies and procedures that the Investment Manager will use when voting proxies on behalf of the Portfolio. Copies of the written Proxy Policy and the factors that the Investment Manager may consider in determining how to vote proxies for the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-498-5413, on the Allianz Global Investors Distributors website at us.allianzgi.com and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files its complete schedule of the portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-498-5413. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

7

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited)

Shares		Value
Exchange-Traded Funds - 47.2%

23,104	iShares Core MSCI EAFE	$1,406,802
12,207	iShares Core S&P 500	2,971,306
5,904	iShares iBoxx $ High Yield Corporate Bond	521,855
17,889	iShares iBoxx $ Investment Grade Corporate Bond	2,155,803
8,328	iShares JPMorgan USD Emerging Markets Bond	952,390
3,350	iShares Russell 2000	472,082
5,891	Vanguard Emerging Markets Government Bond	471,869

Total Exchange-Traded Funds (cost-$8,751,278)		8,952,107

Principal
Amount
(000s)

U.S. Treasury Obligations - 40.2%

	U.S. Treasury Bonds,
$250	3.00%, 11/15/44	258,432
250	4.375%, 5/15/41	320,913
400	5.25%, 2/15/29	516,852
220	5.375%, 2/15/31	295,960
400	7.625%, 11/15/22	515,836
110	7.875%, 2/15/21	133,796
	U.S. Treasury Notes,
320	0.75%, 2/28/18	319,025
800	0.875%, 11/15/17	799,310
800	1.00%, 12/15/17	799,496
650	1.00%, 6/30/19 (a)	645,201
510	1.125%, 3/31/20 (a)	504,751
600	1.50%, 2/28/19 (a)	601,336
450	2.00%, 5/31/21	454,614
500	2.00%, 2/15/23 (a)	500,244
400	2.00%, 11/15/26	390,141
550	2.25%, 7/31/18	555,650

Total U.S. Treasury Obligations (cost-$7,670,565)		7,611,557

Sovereign Debt Obligations - 4.0%

Supranational - 4.0%
250	European Investment Bank, 1.125%, 9/15/17	249,936
500	Inter-American Development Bank, 1.00%, 7/14/17	500,009

Total Sovereign Debt Obligations (cost-$750,139)		749,945

Corporate Bonds & Notes - 1.0%

Germany - 1.0%
200	Kreditanstalt fuer Wiederaufbau, 0.875%, 9/5/17 (cost-$199,998)	199,915

Repurchase Agreements - 9.5%

1,803	State Street Bank and Trust Co., dated 6/30/17, 0.12%, due 7/3/17, proceeds $1,803,018; collateralized by U.S. Treasury Notes, 2.00%, due 8/15/25, valued at $1,842,175 including accrued interest (cost-$1,803,000)	1,803,000

Total Investments (cost-$19,174,980)-101.9%		19,316,524

Liabilities in excess of other assets(b)-(1.9)%		(363,546)

Net Assets-100.0%		$18,952,978

8

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	All or partial amount segregated for the benefit of the counterparty as collateral for futures.

(b)	Includes net unrealized appreciation (depreciation) of other financial instruments as follows:

Futures contracts outstanding at June 30, 2017:

			Market		Unrealized
			Value	Expiration	Appreciation
Type		Contracts	(000s)	Date	(Depreciation)
Long:	E-mini S&P 500 Index	22	$2,663	9/15/17	$(6,036)
	Mini MSCI EAFE Index	26	2,457	9/15/17	(7,860)
	Mini MSCI Emerging Markets Index	35	1,765	9/15/17	1,179
	TOPIX Index	4	573	9/7/17	7,097
Short:	10-Year U.S. Treasury Note	(8)	(1,004)	9/20/17	2,923
	2-Year U.S. Treasury Note	(5)	(1,081)	9/29/17	1,476
	5-Year U.S. Treasury Note	(6)	(707)	9/29/17	1,630
	Ultra U.S. Treasury Bond	(3)	(498)	9/20/17	(7,529)

					$(7,120)

(c)	At June 30, 2017, the Portfolio pledged $142,274 in cash as collateral for derivatives.

(d)	Fair Value Measurements - See Note 1(b) in the Notes to Financial Statements.

		Level 2 -	Level 3 -
		Other Significant	Significant
	Level 1 -	Observable	Unobservable	Value at
	Quoted Prices	Inputs	Inputs	6/30/17
Investments in Securities - Assets
Exchange-Traded Funds	$8,952,107	$—	$—	$8,952,107
U.S. Treasury Obligations	—	7,611,557	—	7,611,557
Sovereign Debt Obligations	—	749,945	—	749,945
Corporate Bonds & Notes	—	199,915	—	199,915
Repurchase Agreements	—	1,803,000	—	1,803,000
	8,952,107	10,364,417	—	19,316,524
Other Financial Instruments* – Assets
Interest Rate Contracts	6,029	—	—	6,029
Market Price	8,276	—	—	8,276
	14,305	—	—	14,305
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(7,529)	—	—	(7,529)
Market Price	(13,896)	—	—	(13,896)
	(21,425)	—	—	(21,425)
Totals	$8,944,987	$10,364,417	$—	$19,309,404

*	Other financial instruments are derivatives, such as futures contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

At June 30, 2017, there were no transfers between Levels 1 and 2.

(e) The following is a summary of the Portfolio’s derivatives categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at June 30, 2017:

		Interest Rate
Location	Market Price	Contracts	Total
Asset derivatives:

Receivable for variation margin on futures contracts*	$8,276	$6,029	$14,305
Liability derivatives:

Payable for variation margin on futures contracts*	$(13,896)	$(7,529)	$(21,425)

*	Included in net unrealized depreciation of $7,120 on futures contracts as reported in Note (b) of the Notes to Schedule of Investments.

9

Schedule of Investments

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

The effect of derivatives on the Statement of Operations for the six months ended June 30, 2017:

		Interest Rate
Location	Market Price	Contracts	Total
Net realized gain(loss) on:

Futures contracts	$1,295,280	$(29,685)	$1,265,595
Net change in unrealized appreciation/depreciation of:

Futures contracts	$72,752	$(228)	$72,524

The average volume (based on the open positions at each month-end) of derivative activity for the six months ended June 30, 2017:

Futures Contracts (1)
Long	Short
174	20

(1) Number of contracts

Glossary:

EAFE – Europe, Australasia and Far East

MSCI – Morgan Stanley Capital International

TOPIX – Tokyo Stock Price Index

See accompanying Notes to Financial Statements	10

Statement of Assets and Liabilities

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited)

Assets:
Investments, at value (cost - $19,174,980)	$19,316,524
Cash	441
Receivable for investments sold	238,284
Deposits with brokers for derivatives collateral	142,274
Interest receivable	43,521
Receivable for variation margin on futures contracts	14,305
Receivable from Investment Manager	2,738
Investments in Affiliated Funds - Trustees
Deferred Compensation Plan (see Note 5)	1,453
Total Assets	19,759,540

Liabilities:
Payable for investments purchased	724,044
Payable for variation margin on futures contracts	21,425
Payable for Portfolio shares redeemed	1,113
Servicing fees payable	4,031
Trustees Deferred Compensation Plan payable (see Note 5)	1,453
Accrued expenses	54,496
Total Liabilities	806,562
Net Assets	$18,952,978

Net Assets Consist of:
Paid-in-capital	$17,710,430
Dividends in excess of net investment income	(1,391)
Accumulated net realized gain	1,108,354
Net unrealized appreciation	135,585
Net Assets	$18,952,978
Shares Issued and Outstanding	1,857,676
Net Asset Value and Redemption Price Per Share	$10.20

See accompanying Notes to Financial Statements	11

Statement of Operations

RCM Dynamic Multi-Asset Plus VIT Portfolio

Six Months ended June 30, 2017 (unaudited)

Investment Income:
Dividends	$111,143
Dividends from investments in Affiliates	35,336
Interest	83,280
Total Investment Income	229,759

Expenses:
Investment management	89,017
Servicing	31,792
Legal	29,060
Audit and tax services	20,903
Custodian and accounting agent	17,795
Shareholder communications	5,846
Transfer agent	4,390
Insurance	2,773
Trustees	1,245
Line of credit commitment	260
Excise tax	62
Miscellaneous	1,355
Total Expenses	204,498
Less: Fee Waiver/Reimbursement from Investment Manager	(63,020)
Net Expenses	141,478
Net Investment Income	88,281

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	150,346
Investments in Affiliates	(15,746)
Futures contracts	1,265,595
Foreign currency transactions	3,127
Net change in unrealized appreciation/depreciation of:
Investments	253,188
Investments in Affiliates	9,549
Futures contracts	72,524
Foreign currency transactions	1,481
Net realized and change in unrealized gain	1,740,064
Net Increase in Net Assets Resulting from Investment Operations	$1,828,345

See accompanying Notes to Financial Statements	12

Statement of Changes in Net Assets

RCM Dynamic Multi-Asset Plus VIT Portfolio

	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016

Investment Operations:
Net investment income	$88,281	$56,252
Net realized gain	1,403,322	699,178
Net change in unrealized appreciation/depreciation	336,742	(27,859)
Net increase in net assets resulting from investment operations	1,828,345	727,571

Dividends to Shareholders from Net Investment Income	(6,760)	(139,676)

Portfolio Share Transactions:
Net proceeds from the sale of shares	2,679,987	5,471,295
Issued in reinvestment of dividends	6,760	139,676
Cost of shares redeemed	(10,830,697)	(1,210,263)
Net increase (decrease) from Portfolio share transactions	(8,143,950)	4,400,708
Total increase (decrease) in net assets	(6,322,365)	4,988,603

Net Assets:
Beginning of period	25,275,343	20,286,740
End of period*	$18,952,978	$25,275,343
*Including dividends in excess of net investment income of:	$(1,391)	$(82,912)

Shares Issued and Redeemed:
Issued	270,569	582,135
Issued in reinvestment of dividends	661	14,626
Redeemed	(1,064,089)	(128,221)
Net increase (decrease)	(792,859)	468,540

See accompanying Notes to Financial Statements	13

Financial Highlights

RCM Dynamic Multi-Asset Plus VIT Portfolio

For a share outstanding throughout each period:

	Six Months ended June 30, 2017 (unaudited)	Year ended December 31, 2016	Period from April 27, 2015* through December 31, 2015
Net asset value, beginning of period	$9.54	$9.30	$10.00

Investment Operations:
Net investment income (loss)	0.03	0.02	(0.01)
Net realized and change in unrealized gain (loss)	0.63	0.27	(0.69)
Total from investment operations	0.66	0.29	(0.70)
Dividends to Shareholders from Net Investment Income	—(1)	(0.05)	—
Net asset value, end of period	$10.20	$9.54	$9.30
Total Return(2)	6.96%	3.15%	(7.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,953	$25,275	$20,287
Ratio of expenses to average net assets with fee waiver/reimbursement(3)	1.11%(4)(5)	1.11%	1.15%(4)(5)
Ratio of expenses to average net assets without fee waiver/reimbursement(3)	1.61%(4)(5)	1.74%	2.17%(4)(5)
Ratio of net investment income (loss) to average net assets(3)	0.69%(4)(5)	0.25%	(0.23)%(4)(5)
Portfolio turnover rate	65%	72%	58%

*	Commencement of operations.
(1)	Actual amount rounds to less than $(0.01) per share.
(2)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported.

Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect the deduction of insurance product charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

(3)	Does not include expenses of the investment companies in which the Portfolio invests.
(4)	Annualized, unless otherwise noted.
(5)	Certain expenses incurred by the Portfolio were not annualized.

See accompanying Notes to Financial Statements	14

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited)

1. Organization and Significant Accounting Policies

Premier Multi-Series VIT (the “Trust”) was organized as a Massachusetts business trust on May 30, 2012. As of June 30, 2017, the Trust consisted of two separate investment series. These financial statements pertain to the RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”). Prior to commencing operations on April 27, 2015, the Portfolio had no operations other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) serves as the Portfolio’s investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). The Portfolio currently offers one share class. Shares of the Portfolio currently are available to be purchased by segregated asset accounts (“Separate Accounts”) that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”) issued by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz Life”), or other affiliated or unaffiliated insurance companies. To the extent permitted by applicable law, shares of the Portfolio also are available to be purchased by insurance dedicated fund-of-funds vehicles managed by Allianz Investment Management LLC, an affiliate of the Investment Manager. AAM and Allianz Life are indirect, wholly-owned subsidiaries of Allianz SE, a publicly-traded European insurance and financial services company. The Trust may issue an unlimited number of shares of beneficial interest with $0.00001 par value.

The Portfolio’s objective is to seek long-term capital appreciation. There can be no assurance that the Portfolio will meet its stated objective.

The preparation of the Portfolio’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Portfolio’s management to make estimates and assumptions that affect the reported amounts and disclosures in Portfolio’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies consistently followed by the Portfolio:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Portfolio’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

The Board of Trustees (the “Board”) of the Trust has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Portfolio’s valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Portfolio to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Portfolio’s financial statements. The Portfolio’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

●	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access
●

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

●

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Trust’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Portfolio to measure fair value during the six months ended June 30, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolio generally to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statement of Operations. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes

The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Portfolio may be subject to excise tax on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Portfolio’s tax positions for all open tax years. As of June 30, 2017, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Portfolio’s federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

The Portfolio declares dividends from net investment income and distributions from net realized capital gains, if any, at least annually. The Portfolio records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

(f) Foreign Currency Translation

The Portfolio’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Portfolio’s Statement of Operations.

The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Portfolio does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Repurchase Agreements

The Portfolio is party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Portfolio enters into transactions, under the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Portfolio, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Portfolio until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Portfolio require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited. The gross values are included in the Portfolio’s Schedule of Investments. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2017.

(h) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(i) Exchange-Traded Funds

The Portfolio may invest in exchange-traded-funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

2. Principal Risks

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Portfolio is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increase in interest rates or an issuer’s deterioration or default. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money as a result of movements in interest rates. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Portfolio is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Portfolio directly invests in foreign currencies or in securities that trade in, and receives revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the returns of the Portfolio. The local emerging market currencies in which the Portfolio may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Portfolio is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Portfolio to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Portfolio. Even when markets perform well, there is no assurance that the investments held by the Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Underlying Funds and Other Acquired Funds Risk

The Portfolio may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by AAM or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)). Accordingly, the investment performance of the Portfolio depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in the Portfolio are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Portfolio’s NAV will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. The Portfolio may invest in other investment companies during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities available in the market, or when the Investment Manager believes share prices of other investment companies offer attractive values. To the extent that the Portfolio invests a significant portion of its assets in an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund.

4. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Portfolio at times use derivatives for hedging purposes, the Portfolio reflect derivatives at fair value and recognize changes in fair value through the Portfolio’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Futures Contracts. The Portfolio uses futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Portfolio agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized appreciation or depreciation. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

5. Investment Manager/Distributor Fees & Deferred Compensation

The Trust, on behalf of the Portfolio, has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Portfolio’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Portfolio’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly (net of any reimbursements or recoupment), at the annual rate of 0.70% of the Portfolio’s average daily net assets.

Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM and the Investment Manager, serves as the distributor of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan (the “Plan”). The Plan permits the Trust, or the Distributor acting as agent of the Trust, to make payments to participating insurance companies, plan sponsors and other financial institutions as compensation for services rendered or expenses borne in connection with certain enumerated services, which include the provision of personal services to segregated asset account shareholders and maintenance of shareholder accounts (“servicing fees”). The Plan permits the share class currently offered by the Portfolio to pay servicing fees at an annual rate of up to 0.25% of the Portfolio’s average daily net assets. Payments are accrued daily and paid monthly.

The Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan (the “Deferred Compensation Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the Deferred Compensation Plan. Under the Deferred Compensation Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

6. Expense Limitation

The Trust and the Investment Manager have entered into an Expense Limitation Agreement whereby the Investment Manager has agreed to irrevocably waive its Management fee and/or reimburse the Portfolio through April 30, 2018, to the extent that Total Portfolio Operating Expenses, excluding interest, tax, and extraordinary expenses and certain credits and other expenses, but including the Portfolio’s acquired fund fees and expenses exceed 1.20% of the Portfolio’s average daily net assets. Under the Expense Limitation Agreement, the Investment Manager may recoup waived and/or reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment. As of June 30, 2017, the Investment Manager may recoup $140,713 and $141,770 of expenses waived/reimbursed in fiscal years ended December 31, 2015 and December 31, 2016, respectively.

7. Investments in Securities

For the six months ended June 30, 2017, purchases and sales of investments, other than short-term securities were:

U.S. Government Obligations		All Other
Purchases	Sales	Purchases	Sales
$2,559,448	$1,936,528	$11,759,803	$8,054,460

Notes to Financial Statements

RCM Dynamic Multi-Asset Plus VIT Portfolio

June 30, 2017 (unaudited) (continued)

8. Income Tax Information

At June 30, 2017, the cost basis of portfolio securities for federal income tax purposes was $19,247,793. Gross unrealized appreciation was $206,644; gross unrealized depreciation was $137,913; and net unrealized appreciation was $68,731. The difference between book and tax appreciation is attributable to differing treatment of bond premium amortization.

9. Investments by Affiliates

At June 30, 2017, Allianz Funds Investments, Inc., an indirect, wholly-owned subsidiary of Allianz SE, and two segregated asset accounts that fund variable annuity contracts and variable life insurance policies sponsored by Allianz Life owned 28% and 72%, respectively, of the Portfolio. Investment activities of these shareholders could have a material impact on the Portfolio.

The following table shows the transactions in and earnings from affiliates for the six months ended June 30, 2017:

	Market Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 6/30/2017	Dividend Income	Net Realized Gain (Loss)
PIMCO High Yield	$2,043,607	$17,633	$(2,065,225)	$—	$—	$23,196	$11,988
PIMCO Investment Grade Corporate Bond	875,682	5,142	(879,916)	—	—	6,316	(9,555)
PIMCO Investment Grade Corporate Bond Index	1,126,323	—	(1,117,050)	—	—	5,824	(18,179)

Totals	$4,045,612	$22,775	$(4,062,191)	$—	$—	$35,336	$(15,746)

10. Borrowings

The Trust is a party to an agreement (the “State Street Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Allianz Funds Multi-Strategy Trust, as borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and State Street Bank and Trust Company, as agent and lender, for a committed line of credit. The State Street Agreement replaced a pre-existing credit agreement with the Northern Trust Company. The State Street Agreement has a 364 day term through October 26, 2017 and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Portfolio’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund pays interest on any amounts borrowed under the facility at a rate per annum equal to 1.25% plus the higher of the then-current federal funds overnight rate or the one-month London Interbank Offered Rate, subject to upward adjustment when any past due payments are outstanding. The AllianzGI Borrowers pay a usage fee at an annualized rate of 0.25% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility. The Portfolio did not utilize the line of credit during the six months ended June 30, 2017.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios are authorized to enter into a master interfund lending agreement (the “Interfund Program”) with each other and certain funds advised by the Investment Manager. The Order permits certain Portfolios to lend money directly to and borrow money directly from other funds advised by the Investment Manager for temporary purposes through the Interfund Program. During the six months ended June 30, 2017, the Portfolios did not participate as a borrower or lender in the Interfund Program.

11. Subsequent Events

In preparing these financial statements, the Portfolio’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

Matters Relating to the Trustee’s Consideration of the Investment Management and Portfolio Management Agreements (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of the Trust’s Investment Management Agreement (the “Agreement”) on behalf of RCM Dynamic Multi-Asset Plus VIT Portfolio (the “Portfolio”) with Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”).

The Trust’s Contracts Committee, which is comprised of all of the Independent Trustees, met on May 22, 2017 and June 6, 2017 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”).

At an in-person meeting held on June 6, 2017, the Board and the Independent Trustees unanimously approved the continuation of the Agreement for an additional one-year period from July 1, 2017 through June 30, 2018.

The material factors and conclusions that formed the basis of these approvals for the Portfolio are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreement and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from fund management during their contract review meeting.

In connection with their deliberations regarding the approval of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services performed by the Investment Manager under the Agreement.

It was noted that, on October 1, 2016, during the Portfolio’s most recently completed fiscal year, Allianz Global Investors Fund Management LLC (“AGIFM”), the former investment manager to the Portfolio, merged into AllianzGI U.S., the former sub-adviser to the Portfolio, after which AllianzGI U.S. assumed AGIFM’s roles as investment manager and administrator to the Portfolio and continued to provide the day-to-day portfolio management services it previously provided as sub-adviser in its new capacity as investment manager, and the applicable sub-advisory agreement with AllianzGI U.S. was terminated. It was noted that the merger was not expected to have any impact on the nature or quality of investment advisory or administrative services provided to the Portfolio.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Portfolio on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Portfolio identified by Broadridge (the Portfolio’s “Broadridge Performance Universe”), the performance of an applicable benchmark index and the total return investment performance (based on net assets) of the Portfolio for various time periods; (ii) information on the Portfolio’s management fees and other expenses and information compiled by Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge (the Portfolio’s “Broadridge Expense Group”); (iii) information regarding the investment performance and fees for separately managed accounts managed by the Investment Manager with a similar investment objective and policies to those of the Portfolio; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Portfolio for the twelve months ended December 31, 2016; (v) descriptions of various functions performed by the Investment Manager for the Portfolio, such as portfolio management, compliance monitoring and portfolio trading practices; (vi) information regarding the overall organization and business functions of the Investment Manager, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services and corporate ownership and business operations unrelated to the Portfolio; (vii) a fact card for the Portfolio including, among other information, performance comparisons between the Portfolio and its Broadridge Performance Universe, investment objective, total net assets, annual fund operating expenses, portfolio managers, total expense ratio and management fee comparisons between the Portfolio and its Broadridge Expense Group and trends in profitability to the Investment Manager of its advisory relationship with the Portfolio; and (viii) a summary assigning a quadrant placement to the Portfolio based on an average of certain measures of performance and fees/expenses versus Broadridge peer group medians.

Matters Relating to the Trustee’s Consideration of the Investment Management and Portfolio Management Agreements (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

The Trustees’ conclusions as to the approval of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Portfolio are the result of review and discussion in the prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of the same arrangements during the course of the year and in prior years. The Trustees also took into account that the Investment Manager had agreed to an expense cap for the Portfolio that is effective through at least April 30, 2018. The Trustees also considered the risk profile of the Portfolio.

Performance Information

Performance results for the Portfolio reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The Trustees reviewed, among other information, comparative information showing performance for the Portfolio against its Broadridge Performance Universe for the one-year period and the period since inception, ended March 31, 2017. The Portfolio’s performance was below median (in the fourth quintile and fifth quintile, respectively) for the one-year period and period since inception. In reviewing the comparative performance information for the Portfolio, the Trustees took into account the short performance history of the Portfolio.

In addition, the Trustees considered matters bearing on the Portfolio and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager to provide high-quality investment management and other services to the Portfolio. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Investment Manager; the experience of key advisory personnel of the Investment Manager responsible for portfolio management of the Portfolio; the ability of the Investment Manager to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager. In addition, the Trustees reviewed the quality of the Investment Manager’s services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Portfolio; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Portfolio; the Investment Manager’s risk management function; and conditions that might affect the ability of the Investment Manager to provide high quality services to the Portfolio in the future under the Agreement, including, but not limited to, the organization’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager’s investment process, research capabilities and philosophy were well-suited to the Portfolio given its investment objective and policies, and that the Investment Manager would be able to continue to meet and/or meet any reasonably foreseeable obligations under the Agreement.

Fee and Expense Information

In assessing the reasonableness of the Portfolio’s fees and expenses under the Agreement, the Trustees considered, among other information, the Portfolio’s management fee and total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios in comparison to the Portfolio’s Broadridge Expense Group, which is comprised of a peer group of six other funds selected by Broadridge. The Trustees also noted the expense limitation agreement observed by the Investment Manager for the Portfolio that caps the total annual operating expenses of the Portfolio.

In comparing the Portfolio to its Broadridge Expense Group, with respect to expenses, the Trustees noted that the Portfolio was not charged a separate administration fee, recognizing that its management fee includes a component for administrative services, while many funds in the Broadridge Expense Group have separate advisory and administration agreements with separate fees.

Matters Relating to the Trustee’s Consideration of the Investment Management and Portfolio Management Agreement (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

The Trustees also considered information showing the advisory fees charged by the Investment Manager to other funds and accounts, including institutional and separate accounts, with a similar investment objective and policies to those of the Portfolio. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Portfolio in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and outflows of the Portfolio, the greater entrepreneurial risk in managing mutual funds and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Portfolio is subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing the Portfolio’s management fee and ratio of total expenses to net assets (“Total Expense Ratio”) against its Broadridge Expense Group for the most recent fiscal year ended December 31, 2016. The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during the Portfolio’s last fiscal year. The fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Portfolio’s fee and expense rankings are discussed below relative to the median of its Broadridge Expense Group. The Portfolio’s management fee was below the median and its Total Expense Ratio (taking fee waivers and/or expense limitations into account) was at the median. For the purposes of Broadridge Expense Group rankings, lower fees and expenses result in a lower ranking. For example, a portfolio with fees and expenses higher than the majority of its peer group would rank above median, while a portfolio with fees and expenses lower than a majority of its peer group would fall below median.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with the Portfolio and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager may realize economies of scale or other efficiencies in managing and supporting the Portfolio. The Trustees took into account that, as an open-end investment company, the Portfolio intends to raise additional assets, so as the assets of the Portfolio grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the expense limitation arrangements observed by the Investment Manager for the Portfolio. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and its affiliates, such as reputational value derived from serving as Investment Manager to the Portfolio. The Trustees also took into account the entrepreneurial, legal, regulatory and business risks the Investment Manager has undertaken as investment manager and sponsor of the Portfolio.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s responses and efforts relating to the investment performance of the Portfolio, including efforts to improve performance. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager and should be continued. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement with respect to the Portfolio was in the interests of the Portfolio and its shareholders, and determined to approve such continuation.

Privacy Policy (unaudited)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. LLC and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy Policy (unaudited) (continued)

RCM Dynamic Multi-Asset Plus VIT Portfolio

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

●          Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

●          Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Premier Multi-Series VIT

  Trustees

  Davey S. Scoon

      Chairman of the Board of Trustees

  Barbara R. Claussen

  Deborah A. DeCotis

  F. Ford Drummond

  A. Douglas Eu

  Bradford K. Gallagher

  James A. Jacobson

  Hans W. Kertess

  James S. MacLeod

  William B. Ogden, IV

  Alan Rappaport

  Officers

  Thomas J. Fuccillo

    President & Chief Executive Officer

  Lawrence G. Altadonna

    Treasurer, Principal Financial & Accounting Officer

  Angela Borreggine

    Chief Legal Officer & Secretary

  Thomas L. Harter

    Chief Compliance Officer

  Scott Whisten

    Assistant Treasurer

  Richard J. Cochran

    Assistant Treasurer

  Orhan Dzemaili

    Assistant Treasurer

  Debra Rubano

    Assistant Secretary

Investment Manager

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Portfolio for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Portfolio or any securities mentioned in this report.

The financial information included herein is taken from the records of the Portfolio without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 498-5413. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm, Eastern Time, or visit our website, us.allianzgi.com.

AZ1004SA_063017

RCM 198813

ITEM 2. CODE OF ETHICS

(a) Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)    The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)    There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant : Premier Multi-Series VIT

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 25, 2017

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: August 25, 2017

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna Treasurer, Principal Financial & Accounting Officer

Date: August 25, 2017